Exhibit 10.5

ABBOTT LABORATORIES

1996 INCENTIVE STOCK PROGRAM

NON-QUALIFIED REPLACEMENT STOCK OPTION

ABBOTT LABORATORIES (THE “COMPANY”) HEREBY GRANTS TO
«First_Name» «MI» «Last_Name»	(THE “EMPLOYEE”).
«SSN»

A NON-QUALIFIED REPLACEMENT STOCK OPTION TO PURCHASE FROM TIME TO TIME ALL OR ANY PART OF A TOTAL OF «NQSOs» COMMON SHARES OF THE COMPANY, AT A PRICE OF $«Option_Price» PER SHARE.  THIS OPTION IS GRANTED UPON THE TERMS AND CONDITIONS SET FORTH BELOW AND HAS BEEN GRANTED WITH RESPECT TO AN OPTION (THE “ORIGINAL OPTION”), THE ORIGINAL TERM OF WHICH WAS SET TO EXPIRE ON «Expiration_Date» (THE “EXPIRATION DATE”).

THIS OPTION IS GRANTED THIS «Grant_Day» DAY OF «Grant_Month», «YEAR», UNDER THE ABBOTT LABORATORIES 1996 INCENTIVE STOCK PROGRAM (THE “PROGRAM”) FOR THE PURPOSE OF FURNISHING TO THE EMPLOYEE AN APPROPRIATE INCENTIVE TO IMPROVE OPERATIONS AND INCREASE PROFITS AND ENCOURAGING THE EMPLOYEE TO CONTINUE EMPLOYMENT WITH THE COMPANY AND ITS SUBSIDIARIES.  TERMS USED HEREIN SHALL HAVE THE SAME MEANING AS IN THE PROGRAM, AND IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PROVISIONS HEREOF AND THE PROVISIONS OF THE PROGRAM, THE PROGRAM SHALL CONTROL.

THE TERMS AND CONDITIONS OF THIS OPTION ARE AS FOLLOWS:

1.               THIS OPTION MAY, BUT NEED NOT, BE EXERCISED IN INSTALLMENTS, BUT ONLY WITHIN THE TIME PERIODS AND SUBJECT TO THE CONDITIONS DESCRIBED BELOW.  THIS OPTION MAY BE EXERCISED ONLY AFTER SIX MONTHS HAVE ELAPSED FROM THE DATE OF ITS GRANT.  IN NO EVENT SHALL THIS OPTION BE EXERCISABLE ON OR AFTER THE DATE ON WHICH THE ORIGINAL OPTION WOULD HAVE TERMINATED OR AT ANY OTHER TIME WHEN THE ORIGINAL OPTION WOULD NOT HAVE BEEN EXERCISABLE.

2.               SUBJECT TO PARAGRAPHS 4 AND 5, IF THE EMPLOYEE’S EMPLOYMENT WITH THE COMPANY OR ITS SUBSIDIARIES TERMINATES BEFORE SIX MONTHS HAVE ELAPSED FROM THE DATE OF THIS OPTION’S GRANT, THEN THE DETERMINATION OF WHETHER AND UPON WHAT CONDITIONS THIS OPTION MAY BE EXERCISED SHALL BE MADE PURSUANT TO THE PROVISIONS THAT WOULD HAVE GOVERNED THE EXERCISE OF THE ORIGINAL OPTION IN THE EVENT THE EMPLOYEE’S EMPLOYMENT HAD TERMINATED BEFORE THE ORIGINAL OPTION BECAME EXERCISABLE.

3.               SUBJECT TO PARAGRAPHS 4 AND 5, IF THE EMPLOYEE’S EMPLOYMENT WITH THE COMPANY OR ITS SUBSIDIARIES TERMINATES AFTER SIX MONTHS HAVE ELAPSED FROM THE DATE OF THIS OPTION’S GRANT, THEN THE DETERMINATION OF WHETHER AND UPON WHAT CONDITIONS THIS OPTION MAY BE EXERCISED SHALL BE MADE PURSUANT TO THE PROVISIONS THAT WOULD HAVE GOVERNED THE EXERCISE OF THE ORIGINAL OPTION IN THE EVENT THE EMPLOYEE’S EMPLOYMENT HAD TERMINATED AFTER THE ORIGINAL OPTION BECAME EXERCISABLE.

4.             NOTWITHSTANDING PARAGRAPHS 2 AND 3, THIS OPTION SHALL IMMEDIATELY TERMINATE IN THE EVENT THE EMPLOYEE ENGAGES, DIRECTLY OR INDIRECTLY FOR THE BENEFIT OF THE EMPLOYEE OR OTHERS, IN ANY ACTIVITY, EMPLOYMENT OR BUSINESS DURING EMPLOYMENT OR WITHIN TWELVE (12) MONTHS AFTER THE DATE OF TERMINATION OR RETIREMENT WHICH, IN THE SOLE OPINION AND DISCRETION OF THE COMPENSATION

COMMITTEE OR ITS DELEGATE, IS COMPETITIVE WITH THE COMPANY OR ANY OF ITS SUBSIDIARIES.

5.               NOTWITHSTANDING PARAGRAPHS 2 AND 3, THESE OPTIONS SHALL IMMEDIATELY TERMINATE, IF IN THE SOLE OPINION AND DISCRETION OF THE COMPENSATION COMMITTEE OR ITS DELEGATE, THE EMPLOYEE (A) ENGAGES IN A MATERIAL BREACH OF THE COMPANY’S CODE OF BUSINESS CONDUCT; (B) COMMITS AN ACT OF FRAUD, EMBEZZLEMENT OR THEFT IN CONNECTION WITH THE EMPLOYEE’S DUTIES OR IN THE COURSE OF EMPLOYMENT; OR (C) WRONGFULLY DISCLOSES SECRET PROCESSES OR CONFIDENTIAL INFORMATION OF THE COMPANY OR ITS SUBSIDIARIES.

6.               NOTHING HEREIN CONFERS UPON THE EMPLOYEE ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR OF ANY SUBSIDIARY.

7.               THIS OPTION IS NOT TRANSFERABLE OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION AND IS EXERCISABLE DURING THE EMPLOYEE’S                         LIFETIME ONLY BY THE EMPLOYEE.  IT MAY NOT BE ASSIGNED, TRANSFERRED (EXCEPT AS AFORESAID), PLEDGED OR HYPOTHECATED IN ANY WAY, WHETHER BY OPERATION OF LAW OR OTHERWISE, AND SHALL NOT BE SUBJECT TO EXECUTION, ATTACHMENT, OR SIMILAR PROCESS.  ANY ATTEMPT AT ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THIS OPTION CONTRARY TO THE PROVISIONS HEREOF, AND THE LEVY OF ANY ATTACHMENT OR SIMILAR PROCESS UPON THIS OPTION, SHALL BE NULL AND VOID AND WITHOUT EFFECT.

8.               THIS OPTION MAY BE EXERCISED ONLY BY DELIVERING TO THE SECRETARY OR OTHER DESIGNATED EMPLOYEE OR AGENT OF THE COMPANY A WRITTEN, ELECTRONIC, OR TELEPHONIC NOTICE OF EXERCISE, SPECIFYING THE NUMBER OF COMMON SHARES WITH RESPECT TO WHICH THE OPTION IS THEN BEING EXERCISED, AND BY PAYMENT OF THE FULL PURCHASE PRICE OF THE SHARES BEING PURCHASED IN CASH, OR BY THE SURRENDER OF OTHER COMMON SHARES OF THE COMPANY HELD BY THE EMPLOYEE HAVING A THEN FAIR MARKET VALUE EQUAL TO THE PURCHASE PRICE, OR BY THE DELIVERY OF A PROPERLY EXECUTED EXERCISE NOTICE TOGETHER WITH A COPY OF IRREVOCABLE INSTRUCTIONS TO A BROKER TO DELIVER PROMPTLY TO THE COMPANY THE AMOUNT OF SALE OR LOAN PROCEEDS TO PAY THE PURCHASE PRICE, OR A COMBINATION THEREOF, PLUS PAYMENT IN CASH OR, SUBJECT TO APPROVAL OF THE COMPENSATION COMMITTEE, BY WITHHOLDING OR DELIVERY OF COMMON SHARES OF THE COMPANY, OF THE FULL AMOUNT OF ANY TAXES WHICH THE COMPANY BELIEVES ARE REQUIRED TO BE WITHHELD AND PAID WITH RESPECT TO SUCH EXERCISE, AND IN THE EVENT THE OPTION IS BEING EXERCISED BY A PERSON OR PERSONS OTHER THAN THE EMPLOYEE, SUCH APPROPRIATE TAX CLEARANCES, PROOF OF THE RIGHT OF SUCH PERSON OR PERSONS TO EXERCISE THE OPTION, AND OTHER PERTINENT DATA AS THE COMPANY MAY DEEM NECESSARY.

9.               THE COMPANY SHALL NOT BE REQUIRED TO ISSUE OR DELIVER ANY SHARES PURCHASED UPON ANY EXERCISE PENDING COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES AND OTHER LAWS (INCLUDING ANY REGISTRATION REQUIREMENTS) AND COMPLIANCE WITH THE RULES AND PRACTICES OF ANY STOCK EXCHANGE UPON WHICH THE COMPANY’S COMMON SHARES ARE LISTED.

10.         IN THE EVENT THE PURCHASE PRICE OF THE SHARES COVERED BY THIS OPTION OR ANY TAXES DUE ON ITS EXERCISE ARE PAID BY THE SURRENDER OF OTHER COMMON SHARES OF THE COMPANY OR, FOR PAYMENT OF WITHHOLDING TAXES, BY WITHHOLDING OF SHARES, THE EMPLOYEE WILL BE GRANTED AN OPTION (THE “REPLACEMENT OPTION”) TO PURCHASE A NUMBER OF COMMON SHARES EQUAL TO THE NUMBER OF SHARES SURRENDERED AND/OR WITHHELD, PROVIDED THE THEN FAIR MARKET VALUE OF THE SHARES COVERED BY THIS OPTION IS A LEAST TWENTY-FIVE PERCENT (25%) HIGHER THAN SUCH PURCHASE PRICE.  THE PURCHASE PRICE UNDER THE REPLACEMENT

                       OPTION WILL BE THE FAIR MARKET VALUE OF THE SHARES COVERED BY THE REPLACEMENT OPTION AS OF THE GRANT DATE OF THE REPLACEMENT OPTION.  THE REPLACEMENT OPTION WILL BE A NON-QUALIFIED STOCK OPTION, FIRST EXERCISABLE SIX (6) MONTHS FROM THE REPLACEMENT OPTION GRANT DATE, WITH A TERM EQUAL TO THE REMAINDER OF THE TERM OF THE ORIGINAL OPTION.  AN ADDITIONAL REPLACEMENT OPTION WILL NOT BE GRANTED UPON THE EXERCISE OF A PREVIOUSLY ISSUED REPLACEMENT OPTION IF THAT PREVIOUSLY GRANTED REPLACEMENT OPTION IS EXERCISED IN THE SAME CALENDAR YEAR THAT IT WAS GRANTED.

11.         IN THE EVENT THERE IS A CHANGE IN THE NUMBER OF ISSUED COMMON SHARES OF THE COMPANY WITHOUT NEW CONSIDERATION TO THE COMPANY (SUCH AS BY STOCK DIVIDENDS OR STOCK SPLITS), THEN (i) THE NUMBER OF SHARES AT THE TIME UNEXERCISED UNDER THIS OPTION SHALL BE CHANGED IN PROPORTION TO SUCH CHANGE IN ISSUED SHARES; AND (ii) THE OPTION PRICE FOR THE UNEXERCISED PORTION OF THE OPTION SHALL BE ADJUSTED SO THAT THE AGGREGATE CONSIDERATION PAYABLE TO THE COMPANY UPON THE PURCHASE OF ALL SHARES NOT THERETOFORE PURCHASED SHALL NOT BE CHANGED.

IF THE OUTSTANDING COMMON SHARES OF THE COMPANY SHALL BE COMBINED, OR BE CHANGED INTO ANOTHER KIND OF STOCK OF THE COMPANY OR INTO SECURITIES OF ANOTHER CORPORATION, WHETHER THROUGH RECAPITALIZATION, SALE, MERGER, CONSOLIDATION, SPIN-OFF, ETC., THE COMPANY SHALL CAUSE ADEQUATE PROVISION TO BE MADE WHEREBY THE PERSON OR PERSONS ENTITLED TO EXERCISE THIS OPTION SHALL THEREAFTER BE ENTITLED TO RECEIVE, UPON DUE EXERCISE OF ANY PORTION OF THE OPTION, THE SECURITIES WHICH THAT PERSON WOULD HAVE BEEN ENTITLED TO RECEIVE FOR COMMON SHARES ACQUIRED THROUGH EXERCISE OF THE SAME PORTION OF SUCH OPTION IMMEDIATELY PRIOR TO THE EFFECTIVE DATE OF SUCH RECAPITALIZATION, REORGANIZATION, SALE, MERGER, CONSOLIDATION, SPIN-OFF, ETC.  IF APPROPRIATE, DUE ADJUSTMENT SHALL BE MADE IN THE PER SHARE OR PER UNIT PRICE OF THE SECURITIES PURCHASED ON EXERCISE OF THIS OPTION FOLLOWING SAID RECAPITALIZATION, REORGANIZATION, SALE, MERGER, CONSOLIDATION, SPIN-OFF, ETC.

12.         NEITHER THIS OPTION, SHARES ISSUED UPON ITS EXERCISE, ANY EXCESS OF MARKET VALUE OVER OPTION PRICE, NOR ANY RIGHTS, BENEFITS, VALUES OR INTEREST RESULTING FROM THE GRANTING OF THIS OPTION SHALL BE CONSIDERED AS COMPENSATION FOR PURPOSES OF ANY PENSION OR RETIREMENT PLAN, INSURANCE PLAN, INVESTMENT OR STOCK PURCHASE PLAN, OR ANY OTHER EMPLOYEE BENEFIT PLAN OF THE COMPANY OR ANY OF ITS SUBSIDIARIES.

IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS STOCK OPTION TO BE EXECUTED BY ITS DULY AUTHORIZED OFFICER AS OF THE GRANT DATE ABOVE SET FORTH.

ABBOTT LABORATORIES

CHAIRMAN AND CHIEF EXECUTIVE OFFICER